UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 14, 2017

Seacoast Banking Corporation of Florida

(Exact name of registrant as specified in its charter)

Florida	001-13660	59-2260678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

815 Colorado Avenue, Stuart, FL	34994
(Address of principal executive offices)	(Zip Code)

(772) 287-4000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

Seacoast Banking Corporation of Florida is filing this current report on Form 8-K to provide updated consents in connection with its proposed offering of common stock pursuant to its registration statement on Form S-3 (File No. 333-194712).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of Crowe Horwath LLP.

23.2	Consent of KPMG LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

By:	/s/ Dennis S. Hudson, III
Dennis S. Hudson, III
Chairman and Chief Executive Officer

Dated: February 14, 2017

EXHIBIT LIST

Exhibit Number	Description

23.1	Consent of Crowe Horwath LLP.

23.2	Consent of KPMG LLP.